                                                                   EXHIBIT 10.18

          ASSIGNMENT OF CONTRACTS, INTANGIBLES, LICENSES AND PERMITS
          ----------------------------------------------------------


     THIS ASSIGNMENT OF CONTRACTS, INTANGIBLES, LICENSES AND PERMITS ("Assignment") is entered into as of December 29, 1994 by and between CPS SYSTEMS, INC., a Texas corporation ("Assignor"), and GREYHOUND FINANCIAL CORPORATION, a Delaware corporation ("Assignee").

                                    RECITALS

     A. Assignor, as borrower, and Assignee, as lender, have entered into a Revolver Loan and Security Agreement (as from to time renewed, amended, restated or replaced, "Revolver Loan Agreement") dated as of December 29, 1994, pursuant to which Assignee has agreed to lend to Assignor a sum not to exceed One Million Dollars ($1,000,000) ("Revolver Loan").

     B. CPS Acquisition Corp., a Georgia corporation ("Parent"), as borrower, and Assignee, as lender, have entered into a Term Loan Agreement (as from time to time, renewed, amended, restated or replaced, "Term Loan Agreement"; and the Revolver Loan Agreement and Term Loan Agreement collectively, "Credit Facilities Loan Agreements"), pursuant to which Assignee has agreed to lend to Parent a sum not to exceed One Million Five Hundred Thousand Dollars ($1,500,000) ("Term Loan"; and the Revolver Loan and Term Loan collectively, "Loans").

     C. To facilitate repayment of the obligations of Assignee under the Credit Facilities Loan Agreements and all other documents now or hereafter evidencing, securing or otherwise pertaining to the Loans ("Credit Facilities Documents"), Assignor has agreed to assign to Assignee, inter alia, all of Assignor's right,
                                           ----- ----
title, and interest in and to the contracts ("Contracts"), licenses and permits ("Licenses and Permits") and other intangibles ("Intangibles") now or hereafter owned or held by Assignor and used in connection with the Business (as defined in the Revolver Loan Agreement), including without limitation, the Contracts, Intangibles, Licenses and Permits, if any, specifically described on Exhibit A, and any benefits due and to become due or arising from the use or enjoyment of such items (which, together with any additions, extensions or modifications thereto, and any future contracts, intangibles, licenses and permits of the nature described above, and all products and proceeds thereof are herein referred to as the "Collateral").

     D. All capitalized terms used but not defined herein shall have the same meaning ascribed to such terms in the Revolver Loan Agreement.

                               A G R E E M E N T

     NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

     1.   The Assignment.  Assignor hereby absolutely, irrevocably and
          --------------
unconditionally grants, assigns, and transfers to Assignee all of Assignor's right, title, and interest in and to the Collateral, including but not limited to any and all benefits arising thereunder. The interest of Assignee by virtue of this Assignment is deemed to be vested as of the date hereof, and shall extend to and cover any and all modifications, extensions, renewals and replacements of the Collateral.

     2.  Purpose. This Assignment is made for the purpose of securing all
         -------
obligations of Assignor to Assignee ("Obligations"), including, without limitation, the following:

          2.1 Payment of the Revolver Loan, the advances of which shall be evidenced by a Revolver Loan Promissory Note dated as of even date herewith and made payable by Assignor to Assignee in the original face amount of One Million Dollars ($1,000,000), and any renewals, amendments, restatements or replacements of such promissory note (such promissory note, as from time to time renewed, amended, restated or replaced, "Revolver Loan Note"), together with accrued interest, according to the terms of the Revolver Loan Note;

          2.2 Payment of the Term Loan, the advance of which is evidenced by a Term Loan Promissory Note dated as of even date herewith and made payable by Parent to Assignee in the original face amount of One Million Five Hundred Thousand Dollars ($1,500,000) and any renewals, amendments, restatements or replacements of such promissory note (such promissory note, as from time to time renewed, amended, restated or replaced, collectively, "Term Loan Note"; and the Revolver Loan Note and Term Loan Note, collectively, "Notes"), together with accrued interests, according to the terms of the Term Loan Note;

          2.3 Payment, performance, observance and satisfaction of all representations, warranties, covenants (including, without limitation, the covenants to pay Fees (as defined in the Revolver Loan Agreement)], and conditions contained in the Credit Facilities Documents, including, without limitation, this Assignment, on the part of Assignor and/or Parent;

          2.4 The repayment of all monies expended by Assignee pursuant to the provisions of the Credit Facilities Documents, together with interest thereon from the date of expenditure at the Default Rate (as defined in the Revolver Loan Agreement ) ; and

          2.5 Any and all other liabilities or obligations of Assignor and/or Parent to Assignee, direct or indirect, absolute or contingent, due or to become due, whether now existing or which may hereafter arise in any manner.

     3.  License. Subject to the terms and conditions of this Assignment,
         -------
Assignee confers upon Assignor a license to utilize, collect and retain the benefits of the Collateral until the occurrence of an Event of Default (as defined in Paragraph 6.1 ). Upon the occurrence of an Event of Default, such license may be revoked by written notice of revocation to Assignor and immediately upon such revocation, Assignee may utilize, collect and retain the benefits of the Collateral without further notice.

     4.  Protection of Security. Notwithstanding anything herein to the
         ----------------------
contrary, if an Event of Default exists or (except with respect to Contracts between Assignor and its customers) Assignee determines such action to be necessary in order to prevent the termination of the Contracts, Intangibles, Licenses or Permits with regard to which the action is taken, the loss of any material benefit to Assignor or Assignee under the Contracts, Intangibles, Licenses or Permits with regard to which the action is taken, or the incurrence of any material detriment to Assignor or Assignee under the Contracts, Intangibles, Licenses or Permits with regard to which the action is taken, or to be necessary in order to protect and preserve the right, title and interest of Assignee hereunder in and to the Contracts, Intangibles, Licenses or Permits with regard to which the action is taken, Assignee may, but without obligation to do so:

          4.1  Execution of Loan Documents. Execute, acknowledge, obtain and
               ---------------------------
deliver all documents (including, without limitation, notices, requests and instructions) or things necessary or required as a term, covenant or condition of any of the Contracts, Intangibles, Licenses and Permits or which may be necessary or proper under any of the Contracts, Intangibles, Licenses and Permits;

          4.2  Performance of Assignor's Obligations. Perform any obligation
               -------------------------------------
which Assignor has failed to perform when due under any of the Contracts, Intangibles, Licenses and Permits or satisfy any condition of any of the Contracts, Intangibles, Licenses and Permits;

          4.3  Enforcement of Other Party's Obligations. Demand and receive all
               ----------------------------------------
performances due under or with respect to the Contracts, Intangibles, Licenses and Permits, take all lawful actions for the enforcement thereof (including, without limitation, the filing of claims and the commencement of arbitration, litigation or other lawful proceedings), compromise and settle any claim or cause of action in Assignor arising from any of the Contracts, Intangibles, Licenses and Permits and give acquittances and other sufficient discharges relating thereto;

          4.4  Make Concessions. Make concessions to other parties to the
               ----------------
Contracts, Intangibles, Licenses and Permits; and

          4.5  Exercise Assignor's Rights Under Contracts, etc. Exercise any and
               -----------------------------------------------
all other rights and remedies to which Assignor may have under the Contracts, Intangibles, Licenses and Permits and/or are otherwise available to Assignor at law, in equity or by statute.

All sums expended by Assignee pursuant to this Paragraph 4 shall be payable by Assignor to Assignee upon demand, together with interest thereon from the date of expenditure until paid at the Default Rate (as defined in the Revolver Loan Agreement); and shall be secured by this Assignment and all other security for the Obligations.

     5.  Power of Attorney. Assignee is hereby appointed Assignor's true and
         -----------------
lawful attorney-in-fact (coupled with an interest) for and on behalf of Assignor, whether in the name of Assignor or Assignee or otherwise, to take any of the actions permitted to it under Paragraph 4. The power of attorney given herein is a power coupled with an interest and shall be irrevocable until all the Obligations have been fully paid and performed. Assignee shall have the option, but not any duty, to exercise any power given to it hereunder.

     6.  Event of Default, Remedies: Assignee's Right to Perform.
         --------------------------------------------------------

          6.1  Event of Default. The occurrence of any of the following events
               ----------------
or conditions shall constitute an Event of Default:

               6.1.1 A default or violation shall occur under any of the provisions of Paragraph 7.1 or 7.2;

               6.1.2 A default or violation in the performance of Assignor's Obligations under this Assignment (other than those referred to elsewhere in this Paragraph 6.1) which continues unremedied (a) for a period of five (5) Business Days (as defined in the Revolver Loan Agreement) after notice of such default or violation to Assignor in the case of any default or violation which can be cured by the payment of money alone or (b) for a period of twenty (20) Business Days after notice to Assignor in the case of any other default or violation;

               6.1.3 Any representation or warranty of Assignor contained herein or in any certificate furnished to Assignee hereunder by or on behalf of Assignor proves to be, in any material respect, false or misleading as of the date deemed made;

               6.1.4 Assignor shall (a) generally not be paying its debts as they become due, (b) file, or consent by answer or otherwise to the filing against it of, a petition for relief or reorganization, arrangement or liquidation or any other petition in bankruptcy or insolvency under the laws of any jurisdiction, (c) make an assignment for the benefit of its creditors, (d) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers for itself, any of the Material Contracts, Intangibles, Licenses and Permits (as defined in Paragraph 7.4) or any substantial part of its property, (e) be adjudicated insolvent, (f) dissolve or commence to wind--up its affairs or (g) take any action for purposes of the foregoing; or a petition for a relief or reorganization, arrangement or liquidation or any other petition in bankruptcy or insolvency or the appointment of a custodian, receiver, trustee or other officer with similar powers under the laws of any jurisdiction is filed against it or a custodian, receiver, trustee or other officer with similar powers is appointed for Assignor, any of the Material Contracts, Intangibles, Licenses and Permits or any substantial part of its properties and such proceeding is not dismissed and/or appointment vacated within ninety (90) days thereafter;

               6.1.5 Any levy, execution or seizure of any portion of the Collateral or the institution of any legal action or proceeding adversely affecting Assignor's or Assignee's interest in the Material Contracts, Intangibles, Licenses and Permits; or

               6.1.6 An "Event of Default" as defined elsewhere in any of the Credit Facilities Documents.

          6.2  Remedies. At any time after an Event of Default has occurred and
               --------
while it is continuing, Assignee may exercise any and all rights and remedies which Assignee may have under the Credit Facilities Documents, including, without limitation, this Assignment, and/or are otherwise available to it at law, in equity or by statute.

          6.3  Assignee's Right to Perform. Without limiting Assignee's rights
               ---------------------------
under any other Paragraph, if Assignor fails or refuses to pay or perform any Obligation (including, without limitation, any obligations to maintain insurance) hereunder, then at any time thereafter, and without notice to or demand upon Assignor and without waiving or releasing any other right, remedy or recourse Assignee may have, Assignee may (but shall not be obligated to) pay or perform such obligation in the manner Assignee determines to be necessary or appropriate for the account of and at the expense of Assignor. All sums expended by Assignee pursuant to this Paragraph 6.3 shall be payable by Assignor to Assignee upon demand, together with interest thereon from the date of expenditure until paid at the Default Rate; and shall be secured by this Assignment and all other security for the Obligations.

     7.  Representations, Warranties and Covenants of Assignor. Assignor
         -----------------------------------------------------
represents, warrants and covenants as follows (all of such representations, warranties and covenants to remain in full force and effect until all of the Obligations have been fully paid and performed):

          7.1  No Assignments or Encumbrances. Assignor is the owner of good,
               ------------------------------
legal and beneficial title to the Collateral free and clear of all liens, security interests, encumbrances and claims of any kind, except as expressly permitted in the Revolver Loan Agreement; no assignments, pledges, encumbrances or other transfers whatsoever of the Collateral or any interest therein or any rights or privileges or monies due and/or to become due and payable thereunder have been made. Assignor will not assign, pledge, encumber or otherwise transfer in any way, so long as this Assignment shall remain in effect, the whole or any part of the Collateral to anyone other than Assignee; and Assignor will not permit or suffer to exist any lien, security interest, encumbrance or claim of any kind upon the Collateral, except those in favor of Assignee or except as expressly permitted in the Revolver Loan Agreement.

          7.2  Contracts, Intangibles, Licenses and Permits in Full Force and
               --------------------------------------------------------------
Effect. The Contracts, Intangibles, Licenses and Permits are in full force and
------
effect, and Assignor has not executed any other instrument and is not subject to any restriction which might prevent or limit Assignee from operating under the terms of this Assignment; except as otherwise expressly permitted in the Loan Agreement, Assignor will maintain in full force and effect the Material Contracts, Intangibles, Licenses and Permits; and Assignor will not, without prior written consent of Assignee, which may be withheld in Assignee's discretion, modify, waive, terminate or alter in any material way any of the material terms of the Material Contracts, Intangibles, Licenses and Permits.

          7.3  Performance and Benefits. Assignment hereby authorizes all third
               ------------------------
parties obligated to perform under the Contracts, Intangibles, Licenses and Permits to accept this Assignment. Assignor hereby authorizes and directs each third party obligated to perform under the Contracts, Intangibles, licenses and Permits that, upon written notice to such third party from Assignee reciting the occurrence of an Event of Default and the revocation of the license granted pursuant to Paragraph 3, all rights, benefits or monies due thereunder, or in any way respecting the same, shall be made directly to Assignee or its nominee as they become due. Assignor hereby relieves all third parties obligated to perform under the Contracts, Intangibles, Licenses and Permits from any liability to Assignor by reason of such delivery of benefits or payments being made to Assignee or its nominee. Nevertheless, subject to the provisions of Paragraph 4, until Assignee notifies a third party obligated to perform under the Contracts, Intangibles, Licenses and Permits in writing to render performance to Assignee or its nominee, Assignor shall be entitled to collect all payments and receive all benefits and performances pursuant to the license granted under Paragraph 3. Assignor hereby directs all third parties to the Contracts, Intangibles, Licenses and Permits to accept from Assignee any tender of performance of any of Assignor's obligations thereunder and any exercise of Assignor's rights thereunder.

          7.4  Material Contracts, Intangibles, Licenses or Permits. As used
               ----------------------------------------------------
herein, the term "Material" when used to describe any of the Contracts, Intangibles, Licenses or Permits shall mean a Contract, Intangible, License or Permit, which if terminated or suspended, would have a Material Adverse Effect (as defined in the Loan Agreement) on Borrower.

     8.  Mutual Agreements of Assignor and Assignee. Assignor and Assignee
         ------------------------------------------
mutually agree as follows:

          8.1  Effect of Assignment. Assignee, by acceptinq this Assignment:
               --------------------

               8.1.1 Shall not be subject to any obligation or liability under a Contract, Intangible, License or Permit, as the case may be, arising prior to its delivering to Assignor and the third party obligated to perform thereunder or benefitted thereby its written election ("Assumption Election") that it assumes Assignor's obligations, duties and liabilities under such Contract, Intangible, License or Permit, but any and all such obligations and liabilities (except for obligations and liabilities arising after Assignee's (Assumption Election) shall remain Assignor's as though this Assignment had not been made; and

               8.1.2 Shall not be under any obligation to exercise any of the rights, remedies, or powers hereby granted to it, and no failure or delay in exercising any of such rights, remedies, or powers shall constitute a waiver thereof or of any default by Assignor.

          8.2  No Limitation of Assignee's Rights. The rights, remedies and
               ----------------------------------
powers granted herein shall not be limited or otherwise affected by the value of the Collateral as compared to amounts, if any, owed by Assignor to Assignee and may be exercised by Assignee either independently of or concurrently with any other right, remedy or power contained herein or in any of the other Credit Facilities Documents or by law. The taking of this Assignment by Assignee shall not effect the release of any other collateral now or hereafter held by Assignee as security for the Obligations, and the taking of additional security for the performance of the Obligations hereafter shall not effect a release or termination of this Assignment or any terms or provisions hereof.

          8.3  Assignee May Assign. All of Assignor's right, title, and interest
               -------------------
assigned hereunder may be reassigned by Assignee and any subsequent Assignee, and the term "Assignee," as used herein, includes any subsequent Assignee. This Assignment and the power of attorney contained herein are solely for the benefit and protection of Assignee, its successors and assigns and are not intended to confer upon any person other than the parties hereto and their successors and assigns any right or remedies under or by reason of this instrument.

          8.4  Additional Documents. At any time, and from time to time,
               --------------------
Assignor will promptly and duly execute and deliver any and all such further assignments and instruments as Assignee may deem advisable in its reasonable discretion in order to obtain the full benefits of this Assignment and the rights and powers herein contained.

          8.5  Indemnification and Reimbursement. Assignee shall not be
               ---------------------------------
obligated to perform or discharge, and it does not hereby undertake to perform or discharge, any obligation, duty, or liability under the Collateral, or under or by reason of this Assignment, and Assignor shall and does hereby agree to indemnify and defend Assignee against and hold it harmless from (a) any and all liability, loss, or damage which it may or might incur under or by reason of this Assignment and (b) any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligation or undertaking on its part to perform or discharge any of the terms or conditions contained in the Collateral; provided, however, that the foregoing shall apply only to acts and omissions occurring prior to the Assumption Election and any acts of Assignor after such Assumption Election, and the foregoing shall not apply to the gross negligence or willful misconduct of Assignee. Should Assignee incur any such liability, loss, or damage under the Collateral, or under or by reason of this Assignment, or in the defense against any such claims or demands, or in prosecuting any claim under this Assignment the amount thereof, including reasonable costs, expenses, and any reasonable attorneys' fees, shall be payable by Assignor to Assignee immediately upon demand, together with interest thereon at the Default Rate, until paid, and the same shall be secured by this Assignment and all other security for the Obligations.

          8.6  Termination of Assignment. Upon the full payment and performance
               -------------------------
of all the obligations, this Assignment shall become and be void and of no effect, and Assignee shall execute and deliver to Assignor a release of this Assignment.

     9.  No Waiver. No delay or omission on the part of Assignee in exercising
         ---------
any power, right, or remedy hereunder shall operate as a waiver of any such power or right nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power, right, or remedy of Assignee under this instrument or which may be provided by law, it being understood that any extension or indulgence at any time allowed by Assignee to Assignor shall be in reliance upon the understanding that such shall not affect or prejudice the rights, powers, and remedies of Assignee except to the extent specifically set forth in writing by Assignee and, in that regard, that even any waiver granted in writing shall not be construed as a waiver of any breach or default thereafter occurring.

     10.  Time of the Essence. In the construction and performance of this
          -------------------
Assignment, time shall be deemed of the essence.

     11.  Binding Effect. This Assignment shall inure to the benefit of and be
          --------------
binding upon the parties hereto and their respective heirs, personal representatives, successors, and assigns.

     12.  Notices. All notices, demands, documents, or other writings which are
          -------
required or permitted to be given or served hereunder shall be given, and shall be deemed delivered in accordance with the provisions of the Revolver Loan Agreement.

     13.  Other Security. This assignment is in addition to, and not in
          --------------
limitation of, any rights in and to the Collateral which Assignee may acquire under any of the other Credit Facilities Documents; and to the extent of any ambiguity or inconsistency between this Assignment and any such other Credit Facilities Documents, the provisions imposing the greatest obligation upon Assignor and granting the most expansive rights to Assignee shall control.

     14.  CHOICE OF LAW: JURISDICTION: VENUE: AND WAIVER OF JURY TRIAL. THE
          ------------------------------------------------------------
CHOICE OF LAW, VENUE, JURISDICTION AND WAIVER OF JURY PROVISIONS OF THE REVOLVER LOAN AGREEMENT SHALL BE EQUALLY APPLICABLE TO THIS AGREEMENT AND ARE INCORPORATED HEREIN BY THIS REFERENCE.

     15.  Security Agreement; Sale of Collateral. If necessary for Assignee to
          --------------------------------------
acquire or perfect a security interest in the Collateral, this Agreement shall be deemed a security agreement under the Uniform Commercial Code, and Assignor hereby grants to Assignee a security interest in the Contracts, Intangibles, Licenses and Permits. In such an event, Assignee shall be entitled to sell the Collateral at public or private sale and/or to the exercise of all other rights and remedies under the Uniform Commercial Code if an Event of Default exists, in addition to all the other rights and remedies available to it pursuant to Paragraph 6.2. Any notice of sale or other disposition of the Collateral given not less than ten (10) Business Days prior to such proposed action in connection with the exercise of Assignee's rights and remedies shall constitute reasonable and fair notice of such action. Assignee may postpone or adjourn any such sale from time to time by announcement at the time and place of sale stated on the notice of sale or by announcement of any adjourned sale, without being required to give a further notice of sale. Any such sale may be for cash or, unless prohibited by applicable law, upon such credit or installment as Assignee may determine. The net proceeds of such sale shall be credited to the Obligations only when such proceeds are actually received by Assignee in good current funds.

All proceeds realized by Assignee from the Collateral after termination of the license granted under Paragraph 3 and through and including a sale of the Collateral, net of the costs of any such sale, shall be applied by Assignee to the Obligations in such order and manner as may be provided in the Loan Agreement or, if not so provided, in such order and manner as Assignee may determine. Assignor shall be liable for any deficiency remaining after application of such proceeds to the Obligations.

     16.  Attorneys' Fees. Without limiting the generality of any other
          ---------------
provision in this Assignment, in the event of any arbitration or litigation (including any appeal) concerning the interpretation or enforcement of this Assignment, the prevailing party in such litigation shall be entitled to reimbursement and/or award of its attorneys' fees, costs and any other expenses incurred in connection therewith.

     17.  Termination of Contract For Cause. Assignee agrees to notify Assignor
          ---------------------------------
that Assignee is giving or withholding its consent to the termination of any Material Contract Intangible, License or Permit for cause within ten (10) Business Days after Assignee has actually received from Assignor a written request to allow Assignor to terminate such Contract, Intangible, License or Permit for cause which sets forth with reasonable specificity the reasons for the action Assignor proposes to take.

     IN WITNESS WHEREOF, Assignor and Assignee have executed this instrument as of the day and year first hereinabove written.

     ASSIGNOR:                CPS SYSTEMS, INC.,
                              a Texas corporation



                              By: /s/ Paul E. Kanr
                                 ---------------------------------------
                              Print/Type Name: Paul E. Kanr
                                              --------------------------
                              Title:  President
                                    ------------------------------------


     ASSIGNEE:                GREYHOUND FINANCIAL CORPORATION,
                              a Delaware corporation


                              By: /s/ Patricia Murray
                                 ---------------------------------------
                              Print/Type Name: Patricia Murray
                                              --------------------------
                              Title:  Vice President
                                    ------------------------------------